UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2026
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street,	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Board Chair Transition

On September 25, 2026 the Board of Directors (the “Board”) of Asana, Inc. (the “Company”) appointed Dan Rogers, the Company’s Chief Executive Officer and a Class III director, as Chair of the Board to succeed Dustin Moskovitz in that role. As a current employee of the Company, Mr. Rogers is not eligible to receive compensation for his Board service under the Company’s Non-Employee Director Compensation Policy (the “Compensation Policy”). Krista Anderson-Copperman will remain in her position as Lead Independent Director.

Mr. Moskovitz will continue to serve on the Board as a Class I director and has waived any compensation he may be eligible to receive under the Compensation Policy.

Appointment of Tom Berquist and Jerry Ting as Directors

On September 25, 2026, the Board appointed Tom Berquist to serve as a Class II director until the Company’s 2028 Annual Meeting of Stockholders and Jerry Ting to serve as a Class I director until the Company’s 2027 Annual Meeting of Stockholders, in each case, until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. Effective as of the time of their appointments, the Board increased the size of the Board from seven to nine members.

Mr. Berquist has been appointed to serve as a member of the Board’s Audit Committee and Compensation Committee. Mr. Ting has been appointed to serve as a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Berquist and Mr. Ting will be compensated for their services as members of the Board and its committees under the terms of the Compensation Policy.

Mr. Berquist, age 62, most recently served as Executive Vice President and Chief Financial Officer at Cloud Software Group, a cloud software company, from September 2022 to September 2025. Previously, Mr. Berquist served as Executive Vice President and Chief Financial Officer of TIBCO Software (now part of Cloud Software Group), an infrastructure and analytics software company, from October 2015 to September 2022. Prior to October 2015, Mr. Berquist served as an executive officer at multiple software companies including Corel Corporation and Ingres Corporation, was a Managing Director of Software Equity Research at Citigroup, Goldman Sachs and Piper Sandler, and worked at Deloitte Consulting and Wells Fargo. Mr. Berquist has served on the board of directors of Qualys, an IT and security company, since August 2023. Mr. Berquist holds a B.A. in accounting from the University of Saint Thomas and an M.B.A. from the University of Saint Thomas.

Jerry Ting, age 34, has served as Vice President and General Manager of AI and Agents at Workday, a finance and human resources software company, since May 2026 and previously served in other leadership roles at Workday since October 2024. Prior to that, Mr. Ting served as Founder & CEO of Evisort, a legal AI technology company, from April 2016 until October 2024 and prior to its acquisition by Workday. Mr. Ting holds a B.A. in Political Science and Public Relations from the University of Southern California and a J.D. from Harvard Law School.

The Company will enter into the Company’s standard form of indemnification agreement with both Mr. Berquist and Mr. Ting in connection with their appointments to the Board.

There are no arrangements or understandings between either Mr. Berquist or Mr. Ting and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between either Mr. Berquist or Mr. Ting, or any other director or executive officer of the Company and Mr. Berquist and Mr. Ting have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

The press release announcing the Board Chair and director appointments is attached hereto as Exhibit 99.1.

Appointment of Heather Le as Chief Accounting Officer and Principal Accounting Officer

On September 25, 2026, the Company’s Board appointed Heather Le as the Company’s Chief Accounting Officer and Principal Accounting Officer.

Heather Le, age 42, most recently served as Vice President, Corporate Controller, at Fastly, a content delivery, cloud security, and computing services company, from June 2022 to September 2025. Previously, Ms. Le served as Corporate Controller at Coinbase, a cryptocurrency exchange, from November 2021 to March 2022. Prior to that, Ms. Le served in various finance and accounting leadership roles, including Assistant Corporate Controller, at Fitbit, a wearable technology company which was acquired by Google in January 2021, from February 2015 to October 2021. Ms. Le holds a Bachelor of Arts in Business Management Economics from the University of California, Santa Cruz. Ms. Le is a certified public accountant.

The Company has entered into an employment offer letter with Ms. Le pursuant to which she will receive an annual base salary of $400,000 and will be eligible to earn an initial annual target bonus equal to 15% of her annual base salary, pro-rated for the numbers of days served in fiscal year 2027. Subject to approval by the Compensation Committee of the Board, Ms. Le will also receive a grant of restricted stock units with a total target grant date value of $1,000,000, with the number of units as calculated based on Company policy (the “RSUs”) pursuant to the Company’s 2020 Equity Incentive Plan. Subject to Ms. Le’s continuous service with the Company, two-thirds (66.6%) of the RSUs will vest on the one-year anniversary of the vesting commencement date (“VCD”) determined by the Board or Compensation Committee of the Board and a total of one-third (33.3%) of the RSUs will vest over the remaining four quarters between the first and second anniversary of the VCD. The VCD will be on or around September 20, 2026.

Ms. Le is employed “at will” is eligible to participate in the Company’s Executive Severance Plan. The Company will enter into the Company’s standard form of indemnification agreement with Ms. Le.

There are no arrangements or understandings between Ms. Le and any other persons pursuant to which she was appointed as Chief Accounting Officer of the Company. There are no family relationships between Ms. Le and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 28, 2026, entitled "Asana Announces Board Appointments."

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: September 28, 2026	By:	/s/ Katie Colendich
Katie Colendich
General Counsel and Corporate Secretary